UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21869

NEXPOINT CREDIT STRATEGIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Credit Strategies Fund

Annual Report

December 31, 2017

NexPoint Credit Strategies Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

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Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2017	NexPoint Credit Strategies Fund

2017 Performance

In 2017, the net asset value (“NAV”) of the NexPoint Credit Strategies Fund (the “Fund”) was up 15.20% while its market price was up 27.31%, including reinvested dividends, significantly reducing the discount to NAV during the year. The Fund outperformed its benchmark, the Credit Suisse Hedge Fund Index, which returned 7.12% as well as other Allocation and Fixed Income closed-end funds. The Fund had a moderate start to the year. Financial markets rose to start the year on expectations of ensuing economic growth, fiscal stimulus, deregulation and tax reform following the election of President Trump the previous November; however, the Trump Administration’s handling of and inability to pass health care reform legislation led to the markets giving up their early gains. However, as it became evident that global markets were in a state of synchronized growth, credit and equity markets resumed their climb, which led to the Fund’s strong performance during the second half of the year.

NHF	1 Year	3 Year	5 Year	Inception to Date

NAV	15.20%	4.58%	18.71%	5.13%
Market Price	27.31%	10.01%	20.76%	4.43%

For the year ended December 31, 2017, the top five performing investments in the portfolio were the Fund’s positions in Citigroup common equity and options, Twitter common equity, NexPoint Real Estate Capital, LLC, Grayson CLO Preferred Equity, and MPM Holdings Inc. OTC equity. The top five underperforming investments in the portfolio for the year ended December 31, 2017 were Pendrell Corp. common equity, Avaya Inc., Ocean Rig, Portola Pharmaceuticals common equity, and PetSmart, Inc. Overall, the Fund’s bond investments detracted approximately 4.8% from the Fund’s NAV return. The Fund’s leading contributors to performance included its investments in CLOs, equities, and REITs, which contributed approximately 12.5%, 6.9%, and 1.84%, respectively, to the Fund’s NAV return.

Portfolio Highlights

On April 19, the Fund announced the commencement of a non-transferable rights offering to purchase additional shares of common stock of the Fund. The offering was a success, with total subscriptions equaling 233% of the primary offering. The Fund ended up raising $140 million in new investor capital to take advantage of accretive and opportunistic investment ideas. Since the offering concluded on May 24, 2017, the Fund’s common share price has returned 23.42%, outperforming its benchmark, the Credit Suisse Hedge Fund Index, by 18.93% over the same period.

Citigroup, one of the Fund’s larger and tactical positions during the year, was the largest contributor to the Fund’s overall performance in 2017. The Fund initiated its position in Citigroup during the summer in anticipation of strong results out of the annual Federal Reserve stress test and view that policy makers would eventually be successful in passing tax reform legislation. We also believed that Citigroup’s common equity was trading at an attractive valuation for a company that’s business is levered to higher rates and an improving global economy. We believed the company would also benefit from the Trump Administration’s focus on reducing regulations. Lastly, in July, Citi held its first investor day in since before the financial crisis – this event was better than expected as the company outlined a 13% return on equity (“ROE”) by 2020, which was a significant improvement compared to their ROE at that time.

Another top contributor to the Fund’s annual performance was MPM Holdings (OTC: MPMQ), which is one of the world’s largest producers of specialty silicones and a global leader in fused quartz and specialty ceramics. As a firm, Highland has been a long-term owner of both the company’s equity and debt securities. Since the company emerged from bankruptcy in October 2014, its equity has traded over the counter (OTC). At the time of its bankruptcy, its debt ended up converting to equity. Over time, the Fund has opportunistically purchased more of the company’s equity at prices which we believed to be discounts to intrinsic value. In September 2017, the company filed its form S-1 in preparation for a potential IPO. We believe that an equity listing will provide an opportunity for the market to realize an appropriate value for the company. Given the company’s leadership position in its core/high-growth markets, its attractive free cash flow characteristics and its underlying business mix shift towards more value-added higher margin specialty products, we believe that the company is undervalued on a fundamental basis.

The Fund’s allocation to CLOs, both CLO debt and CLO equity, contributed the most to the Fund’s NAV return. A very constructive loan and CLO market carried over into the first quarter from the end of 2016, providing a different tone versus the risk-off mode encountered during this same period a year prior. Demand driven market technicals coupled with healthy new loan issuance and CLO creation helped sustain investor interest in CLOs. CLO issuance totaled $118 billion in 2017, exceeding 2016 levels by 63% and overshooting revised forecasts.

Looking ahead, with tax reform complete and taking into consideration the Feds plans for rate hikes, we believe the market has embraced risk asset across the spectrum, including CLOs and corporate credit. We expect the 10-year Treasury rate to rise

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2017	NexPoint Credit Strategies Fund

over the next 12 months driven by monetary policy and normalization around the world and rising inflation in the U.S.. During periods of rising rates, our research indicates that bank loans exhibit lower correlations and higher risk-adjusted returns compared to other asset classes. For example, High yield bonds have more duration and late-cycle credit compared to bank loans. Moreover, potentially volatile fund flows in high yield bonds can create a disadvantage compared to the long-term capital invested in CLOs. CLOs provide the technical bid behind the loan market, while the high yield market is heavily dependent on global flows. We believe U.S. CLOs remain relatively attractive as a derivative exposure to floating rate bank loans.

Lastly, the preferred equity real estate positions in one of the Fund’s internally owned REIT subsidiaries, NexPoint Real Estate Capital, LLC. (“NREC”), made a meaningful contribution to the Fund’s performance. For all of 2017, NREC received gross distributions of $53.2 million, which included $45.2 million from 9 investments redeemed during the period. The redeemed investments generated an 11.7% average internal rate of return throughout their respective hold periods. As of December 31, 2017, NREC had preferred equity positions in seven multifamily properties representing $41.1 million of invested capital. Those investments earn interest at an average annual rate of 11.8%.

Also noteworthy, both NREC and NexPoint Real Estate Opportunities, LLC (“NREO”) increased their positions in the Series A Preferred Stock of Jernigan Capital, Inc. (NYSE:JCAP), a NYSE-listed REIT that provides debt and equity capital to developers, owners, and operators of self-storage facilities. As of December 31, 2017, NREC and NREO held $40.0 million of JCAP Preferred Stock ($20.0 million per subsidiary), and $1.0 million and 0.3 million, respectively, of JCAP Common Stock paid as dividends on the preferred stock positions.

We believe financing shortfalls within the commercial real estate market have become a common occurrence and are likely to persist in the future. Due to new regulations designed to reduce risk at financial institutions, real estate lenders have become more sensitive to what regulators have termed “high-volatility commercial real estate” (HVCRE), leaving developers and investors with large financing shortfalls — our preferred and mezzanine structure is designed to fill this gap. Preferred and mezzanine lenders can provide value to real estate owners and operators by developing structured financial products to capitalize acquisitions, refinance, or enhance the property. Preferred and mezzanine structures usually include downside protection via change of control provisions, foreclosures, forced-sale rights, and put options in the event of default. Our preferred and mezzanine investments are structured in a flexible manner in an attempt to help mitigate risk, such as real estate market cycles, maturing first mortgages, etc. We estimate the term of each of our investments to be roughly 36 months.

As of December 31, 2017 and December 31, 2016, the Fund’s investments were allocated among the following asset classes.

2016	2017

The Fund’s Strategy

The Fund’s investment adviser, NexPoint Advisers L.P. (the “Investment Adviser”), manages the Fund pursuant to a multistrategy investment program that attempts to exceed the return of the Fund’s benchmark in a transparent, registered fund format, with monthly dividends. We will typically allocate the Fund’s investments in the following asset classes: public equities, private equity investments, collateralized loan obligation (CLOs) debt, high yield bonds, syndicated floating rate bank loans, real estate assets, CLO equity, non-traditional yield oriented investments and may hedge exposure where necessary.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2017	NexPoint Credit Strategies Fund

Shareholder Loyalty Program

In July 2012, we developed and implemented a unique and creative Shareholder Loyalty Program (the “Program”) that we believe rewards long-term shareholders while aligning the interests of the portfolio manager and other employees of the Investment Adviser and its affiliates with those of the Fund’s shareholders. The primary purpose of the Program is to promote shareholder loyalty. Subject to certain limitations, the Program offers shareholders a 2% gross-up on all new contributions made through accounts held by the Program’s administrator that are held for at least 12-months after initial purchase date. The Program was offered to employees of NexPoint and affiliates beginning in July 2012 and has increased direct employee ownership in the Fund. All costs of the program, including the cost of the gross-up on purchases and dividend reinvestments, are paid by the Investment Adviser, not by the Fund.

Annual Report	3

FUND PROFILE

As of December 31, 2017	NexPoint Credit Strategies Fund

Objective

NexPoint Credit Strategies Fund seeks to provide both current income and capital appreciation.

Net Assets as of December 31, 2017

$592.3 million

Portfolio Data as of December 31, 2017

The information below provides a snapshot of NexPoint Credit Strategies Fund at the end of the reporting period. NexPoint Credit Strategies Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 12/31/2017 (%)(1)
BB	8.2
B+	17.6
B	6.9
B-	2.3
CCC or lower	12.8
Not Rated	52.2

Top 5 Sectors as of 12/31/2017 (%)(2)
Financial	29.1
Real Estate Investment Trust	28.1
Telecommunications	8.8
Information Technology	8.5
Asset-Backed Securities	7.7

Top 10 Holdings as of 12/31/2017 (%)(2)(3)
NexPoint Real Estate Opportunities, LLC (Common Stocks)	13.3
NexPoint Real Estate Capital, LLC (Common Stocks)	13.2
TerreStar Corporation (Common Stocks)	5.8
Metro-Goldwyn-Mayer, Inc. (Common Stocks)	5.4
Twitter, Inc. (Common Stocks)	4.4
Vistra Energy Corp. (Common Stocks)	4.4
Grayson CLO, Ltd. (Preferred Stocks)	4.3
Stratford CLO, Ltd. (Preferred Stocks)	3.9
Greenbriar CLO, Ltd. (Preferred Stocks)	3.9
Specialty Financial Products, Ltd. (Common Stocks)	3.6

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets and do not include securities sold short.

(3)	Excludes the Fund’s Registered Investment Companies.

4	Annual Report

FINANCIAL STATEMENTS

December 31, 2017	NexPoint Credit Strategies Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	5

INVESTMENT PORTFOLIO

As of December 31, 2017	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 7.7%

CHEMICALS (b) - 0.4%
826,662	Vertellus Holdings LLC Second Lien Term Loan, 1-month LIBOR + 12.000% 10/31/2021	810,377
1,366,050	Vertellus Specialties, Inc. DIP Term Loan, 1-month LIBOR + 9.000% 04/30/2018	1,373,017

		2,183,394

ENERGY - 1.3%
385,135	Azure Midstream Energy LLC Term Loan B, 1-month LIBOR + 6.500% 11/15/2018	348,663
6,000,000	Chief Exploration & Development LLC Second Lien Term Loan, 3-month LIBOR + 6.500% 05/16/2021	5,915,010
499,831	Fieldwood Energy LLC First Lien Term Loan, 3-month LIBOR + 7.000% 08/31/2020	455,471
861,558	First Lien Last Out Term Loan, 3-month LIBOR + 7.125% 09/30/2020	604,529
698,516	Second Lien Term Loan (j)	243,897

		7,567,570

FINANCIAL - 0.8%
5,287,745	Walter Investment Management Corp. Tranche B Term Loan B, 1-month LIBOR + 3.750% 12/18/2020	5,071,291

GAMING & LEISURE (b)(j) - 1.2%
8,322,966	Ginn-LA CS Borrower LLC First Lien Tranche B Term Loan	—
3,883,480	First Lien Tranche A Credit-Linked Deposit	—
9,241,411	LLV Holdco LLC Exit Revolver (d)	7,071,528

		7,071,528

METALS & MINERALS (b) - 0.9%
5,577,105	OmniMax International, Inc. Unsecured Term Loan, 2.000% cash, 14.000% PIK 02/06/2021	5,543,643

RETAIL - 0.1%
541,992	Academy, Ltd. Term Loan B, 3-month LIBOR + 4.000% 07/01/2022	429,190

TELECOMMUNICATIONS (b)(d) - 3.0%
17,398,035	TerreStar Corporation Term Loan A , 11.000% PIK 02/27/2020	17,363,239
407,976	Term Loan C , 11.000% PIK 02/27/2020	407,976

		17,771,215

Principal Amount ($)		Value ($)

UTILITIES (e) - 0.0%
92,329,417	Texas Competitive Electric Holdings Co., LLC Non Extended Escrow Loan	240,057

	Total U.S. Senior Loans (Cost $58,188,854)	45,877,888

Foreign Denominated or Domiciled Senior Loans - 0.2%

LUXEMBOURG (a) - 0.2%
1,037,433	Intelsat Jackson Holdings SA Term Loan B3, 3-month LIBOR + 3.750% 11/27/2023 (c)	1,017,981

	Total Foreign Denominated or Domiciled Senior Loans (Cost $1,027,059)	1,017,981

Asset-Backed Securities (g)(i) - 7.7%
14,000,000	Acis CLO, Ltd. Series 2013-1A, Class SUB, VRN 0.00%, 04/18/2024 (f)	4,340,000
7,500,000	Series 2015-6A, Class SUB, VRN 0.00%, 05/01/2027 (f)	4,306,250
6,000,000	Series 2014-3A, Class E, 3-month LIBOR + 4.750%, FRN 02/01/2026 (f)(p)	5,895,300
4,500,000	Series 2013-1A, Class E, 3-month LIBOR + 5.600%, FRN 04/18/2024 (f)(p)	4,505,062
5,000,000	Series 2014-3A, Class F, 3-month LIBOR + 5.600%, FRN 02/01/2026 (f)(p)	4,573,000
9,142,000	Series 2013-1A, Class F, 3-month LIBOR + 6.500%, FRN 04/18/2024 (f)(p)	8,728,782
2,250,000	ALM VII R-2, Ltd. Series 2013-7R2A, Class SUBR, VRN 0.00%, 10/15/2116	1,384,650
1,925,000	Betony CLO, Ltd. Series 2015-1A, Class SUB, VRN 0.00%, 04/15/2027	827,750
3,000,000	CIFC Funding, Ltd. Series 2014-4A, Class SUB, VRN 0.00%, 10/17/2026	1,365,000
2,915,407	Grayson CLO, Ltd. Series 2006-1A, Class D, 3-month LIBOR + 3.600%, FRN 11/01/2021 (f)	2,878,965
670,810	Highland Loan Funding V, Ltd. Series 1A Class 1 3.81%, 08/01/2018 (b)(f)	461,182
6,216,884	Highland Park CDO, Ltd. Series 2006-1A, Class A2, 3-month LIBOR + 0.400%, FRN 11/25/2051 (f)	5,999,293
1,500,000	Valhalla CLO, Ltd. Series 2004-1A, Class EIN 0.00%, 08/01/2020 (f)	300,000

	Total Asset-Backed Securities (Cost $49,617,925)	45,565,234

6	See Glossary on page 12 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2017	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)

Corporate Bonds & Notes - 1.2%

ENERGY - 0.4%
681	American Energy-Permian Basin LLC 7.375%, 11/01/2021 (g)	552
1,000,000	Chesapeake Energy Corp. 8.00%, 06/15/2027 (g)(h)	962,500
3,750,000	DPH Holdings Corp (b)(j)	—
3,933,000	DPH Holdings Corp (b)(j)	—
8,334,000	DPH Holdings Corp (b)(j)	—
18,439,000	Ocean Rig UDW, Inc. (b)(g)(j)	1,272,291

		2,235,343

RETAIL (g)(h) - 0.8%
	PetSmart, Inc.
500,000	7.125%, 03/15/2023	298,750
7,268,000	8.875%, 06/01/2025	4,415,310

		4,714,060

TELECOMMUNICATIONS (j) - 0.0%
43,971,250	Avaya, Inc. (b)(g)	—
2,102,020	iHeartCommunications, Inc (h)	183,927

		183,927

UTILITIES (e) - 0.0%
5,000,000	Texas Competitive Electric Holdings Co., LLC	50,000
24,000,000	Texas Competitive Electric Holdings Co., LLC	108,000

		158,000

	Total Corporate Bonds & Notes (Cost $25,085,694)	7,291,330

Foreign Corporate Bonds & Notes - 0.7%

LUXEMBOURG (g)(h) - 0.7%
4,509,000	Intelsat Jackson Holdings SA 9.75%, 07/15/2025	4,351,185

NETHERLANDS (b)(j) - 0.0%
USD
64,515,064	Celtic Pharma Phinco BV, PIK	—
28,665,284	Celtic Pharma Phinco BV, PIK	—

		—

	Total Foreign Corporate Bonds & Notes (Cost $66,784,360)	4,351,185

Sovereign Bonds (h) - 3.4%
	Argentine Republic Government International Bond
17,000,000	2.50%, 12/31/2038 (k)	12,540,050
1,000,000	7.125%, 06/28/2117 (g)	1,033,000
40,000,000	Provincia de Buenos AiresArgentina Deposit Rates Badlar, Pvt Banks + 3.825%, FRN 05/31/2022 (i)	2,200,266
	Provincia de la Rioja
1,600,000	9.75%, 02/24/2025	1,777,824
1,000,000	9.75%, 02/24/2025	1,111,140

Principal Amount ($)		Value ($)
24,085,000	Provincia de Mendoza Argentina, Argentina Deposit Rates Badlar Pvt Banks + 4.375%, FRN 06/09/2021 (i)	1,301,805

		19,964,085

	Total Sovereign Bonds (Cost $19,649,648)	19,964,085

Convertible Foreign Bonds (g)(h)(k) - 0.4%
1,000,000	TGLT SA 8.00%, 08/03/2027	2,497,500

	Total Convertible Foreign Bonds (Cost $1,000,000)	2,497,500

Shares

Common Stocks - 68.4%

CHEMICALS - 1.7%
424,375	MPM Holdings, Inc. (h)(l)	8,487,500
661,330	Vertellus Specialties, Inc. (b)(l)	1,355,726

		9,843,226

COMMERCIAL SERVICE (h) - 0.2%
2,261	Pendrell Corp.	1,346,140

CONSUMER DISCRETIONARY (h)(l) - 0.2%
2,000	Despegar.com Corp.	54,960
68,532	K12, Inc.	1,089,659

		1,144,619

CONSUMER STAPLES (h) - 0.2%
4,930	Costco Wholesale Corp.	917,572

ENERGY - 4.2%
336	California Resources Corp. (h)(l)	6,532
108,000	Energy Transfer Partners LP (h)	1,935,360
2,059,555	NextDecade Corp. (h)(l)(m)	17,135,497
25	Ocean Rig UDW, Inc. (l)	670
85,600	Plains GP Holdings LP, Class A (h)	1,878,920
23,150	Targa Resources Corp. (h)	1,120,923
63,500	Transportadora de Gas del Sur SA, Class B ADR (h)(l)	1,411,605
35,600	Williams Cos., Inc. (The) (h)	1,085,444
23,800	YPF SA ADR (h)	545,258

		25,120,209

FINANCIAL - 5.3%
47,273	American Banknote Corp. (b)	129,055
15,000	Banco Macro SA ADR (h)	1,738,200
100,000	BBVA Banco Frances SA ADR (h)	2,520,000
79,170	Citigroup, Inc. (h)	5,891,040
19,450,201	Specialty Financial Products, Ltd. (b)(d)	21,261,015
5,239	Venoco LLA Unit (b)(l)	—
367	Venoco LLC Units (b)(l)	—

		31,539,310

See Glossary on page 12 for abbreviations along with accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (continued)

As of December 31, 2017	NexPoint Credit Strategies Fund

Shares		Value ($)

Common Stocks (continued)

GAMING & LEISURE (b)(d)(l) - 0.0%
14	LLV Holdco LLC - Litigation Trust Units	—
26,712	LLV Holdco LLC - Series A, Membership Interest	—
144	LLV Holdco LLC - Series B, Membership Interest	—

		—

HEALTHCARE (h) - 1.7%
49,500	Patterson Cos., Inc.	1,788,435
168,740	Portola Pharmaceuticals, Inc. (l)	8,214,263

		10,002,698

HOUSING (b)(l) - 0.1%
368,150	CCD Equity Partners LLC	765,752

INFORMATION TECHNOLOGY - 7.5%
139,768	Avaya Holdings Corp. (l)	2,452,929
833	CDK Global, Inc. (h)	59,376
32,500	CSRA, Inc. (h)	972,400
345,500	Fortinet, Inc. (h)(l)	15,094,895
1	Magnachip Semiconductor Corp. (l)	10
1,086,200	Twitter, Inc. (h)(l)	26,079,662

		44,659,272

MEDIA & TELECOMMUNICATIONS - 5.7%
9,295	Cumulus Media, Inc., Class A (l)	697
10,436	Gray Television, Inc., Class A (h)(l)	148,713
13,722	Loral Space & Communications, Inc. (h)(l)	604,454
308,875	Metro-Goldwyn-Mayer, Inc., Class A (m)	31,891,344
29,500	Sinclair Broadcast Group, Inc., Class A (h)	1,116,575
645	Time, Inc. (h)	11,900

		33,773,683

METALS & MINERALS - 1.3%
11,164	OmniMax International, Inc. (b)(l)	4,276,983
142,500	Loma Negra Cia Industrial Argentina SA ADR (h)(l)	3,283,200

		7,560,183

PHARMACEUTICALS (h)(l) - 0.2%
58,888	Collegium Pharmaceutical, Inc.	1,087,072

REAL ESTATE - 0.2%
509,658	Allenby (b)(d)(l)	1
1,636,026	Claymore (b)(d)(l)	2
27,800	Cresud SACIF y A ADR (h)	614,102
5,810	IRSA Inversiones y Representaciones SA ADR (h)	171,976
1,047	IRSA Propiedades Comerciales SA ADR (h)	59,155

		845,236

REAL ESTATE INVESTMENT TRUST - 28.1%
99,000	Independence Realty Trust, Inc., REIT (h)	998,910
77,000	Jernigan Capital, Inc., REIT (h)	1,463,770
8,271,300	NexPoint Real Estate Capital, LLC, REIT (b)(d)	78,119,949

Shares		Value ($)

REAL ESTATE INVESTMENT TRUST (continued)
29,869,296	NexPoint Real Estate Opportunities, LLC, REIT (b)(d)	78,595,079
634,900	Spirit Realty Capital, Inc., REIT (h)	5,447,442
585,000	United Development Funding IV, REIT (l)	1,959,750

		166,584,900

RETAIL (h) - 1.1%
294,500	Barnes & Noble, Inc.	1,973,150
308,500	Finish Line, Inc. (The), Class A	4,482,505

		6,455,655

TELECOMMUNICATIONS (b)(d)(m) - 5.8%
110,872	TerreStar Corporation	34,612,021

UTILITIES - 4.9%
115,700	Dynegy, Inc. (h)(l)	1,371,045
26,220	Entegra TC LLC, Class A (b)(l)	410,867
16,700	Pampa Energia SA ADR (h)(l)	1,123,576
1,408,642	Vistra Energy Corp. (h)(l)	25,806,322

		28,711,810

	Total Common Stocks (Cost $495,499,488)	404,969,358

Preferred Stocks - 22.7%

FINANCIAL (f)(g)(i) - 22.6%
14,500	Aberdeen Loan Funding, Ltd.	5,038,750
13,800	Brentwood CLO, Ltd.	6,555,000
1,200	Brentwood CLO, Ltd.	570,000
34,500	Eastland CLO, Ltd.	15,782,025
5,000	Eastland Investors Corp.	2,287,250
7,750	Gleneagles CLO, Ltd.	3,377,295
62,600	Grayson CLO, Ltd., Series II	25,509,500
4,000	Grayson Investors Corp.	1,630,000
39,000	Greenbriar CLO, Ltd.	22,815,000
3,750	Greenbriar CLO, Ltd.	2,193,750
2,500	Liberty CLO, Ltd.	944,225
8,500	Red River CLO, Ltd., Series PS-2	2,184,596
10,500	Rockwall CDO, Ltd.	4,187,610
6,000	Southfork CLO, Ltd.	1,140,000
41,500	Stratford CLO, Ltd.	22,928,750
35,507	Westchester CLO, Ltd.	16,608,399

		133,752,150

REAL ESTATE (h) - 0.1%
9,946	RAIT Financial Trust 7.125%	223,785
53,794	RAIT Financial Trust, REIT, Series C 8.88% 8.875%	712,233

		936,018

	Total Preferred Stocks (Cost $168,568,879)	134,688,168

Exchange-Traded Funds (h) - 0.4%
2,925	Direxion Daily Gold Miners Index Bull 3X Shares ETF (l)	92,723
155,600	Global X MLP & Energy Infrastructure ETF	2,114,604

	Total Exchange-Traded Funds (Cost $4,012,874)	2,207,327

8	See Glossary on page 12 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2017	NexPoint Credit Strategies Fund

Units		Value ($)

Rights - 0.3%

UTILITIES (l) - 0.3%
1,618,542	Texas Competitive Electric Holdings Co., LLC	1,578,078

	Total Rights (Cost $5,007,431)	1,578,078

Warrants - 0.1%

ENERGY (l) - 0.0%
4,071	Arch Coal, Inc., expires 10/05/2023	175,053

GAMING & LEISURE (b)(d)(l) - 0.0%
602	LLV Holdco LLC - Series C, Membership Interest	—
828	LLV Holdco LLC - Series D, Membership Interest	—
925	LLV Holdco LLC - Series E, Membership Interest	—
1,041	LLV Holdco LLC - Series F, Membership Interest	—
1,179	LLV Holdco LLC - Series G, Membership Interest	—

		—

INFORMATION TECHNOLOGY (l) - 0.1%
179,322	Avaya Holdings Corp.	432,166

METALS & MINERALS (b)(l) - 0.0%
346	OmniMax Holdings, Inc.	132,387

	Total Warrants (Cost $251,697)	739,606

Shares

Master Limited Partnerships - 0.5%

ENERGY (h) - 0.5%
131,400	EnLink Midstream Partners LP	2,019,618
27,500	Williams Partners LP	1,066,450

		3,086,068

	Total Master Limited Partnerships (Cost $3,039,616)	3,086,068

Purchased Call Options - 1.0%
	Total Purchased Call Options (Cost $3,702,271)	5,731,800

Cash Equivalents - 0.1%

Money Market Funds - 0.1%
563,854	State Street Institutional U.S. Government Money Market Fund, Premier Class 1.209%	563,854

	Total Money Market Funds (Cost $563,854)	563,854

Total Investments - 114.8%		680,129,462

(Cost $901,999,650)

Shares		Value ($)

Securities Sold Short (n) - (1.2)%

Common Stocks - (1.2)%

INFORMATION TECHNOLOGY (o) - (1.2)%
(35,700)	Zillow Group, Inc., Class A	(1,454,418)
(140,400)	Zillow Group, Inc., Class C	(5,745,168)

		(7,199,586)

ENERGY (b) - 0.0%
(8,451)	Seventy Seven Energy, Inc.	—

	Total Common Stocks (Cost $7,102,364)	(7,199,586)

	Total Securities Sold Short (Proceeds $7,102,364)	(7,199,586)

Other Assets & Liabilities, Net - (13.6)%		(80,620,882)

Net Assets - 100.0%		592,308,994

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2017. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. As of December 31, 2017, LIBOR rates include 1 month which is equal to 1.56% and 3 months equal to 1.69%.
(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $253,962,090, or 42.9% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2017.
(c)	All or a portion of this position has not settled. As applicable, full contract rates do not take effect until settlement date.
(d)	Affiliated issuer. Assets with a total aggregate market value of $237,430,810, or 40.1% of net assets, were affiliated with the Fund as of December 31, 2017.
(e)	Represents value held in escrow pending future events. No interest is being accrued.
(f)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(g)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2017, these securities amounted to $194,148,472 or 32.8% of net assets.
(h)	All or part of this security is pledged as collateral for short sales, written options, or margin/facility borrowings. The market value of the securities pledged as collateral for short sales, written options, and margin borrowings was $137,607,496. The market value of the securities pledged as collateral for the Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. was $34,461,676.

See Glossary on page 12 for abbreviations along with accompanying Notes to Financial Statements.	9

INVESTMENT PORTFOLIO (continued)

As of December 31, 2017	NexPoint Credit Strategies Fund

(i)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect December 31, 2017. As of December 31, 2017, LIBOR rates include 1 month which is equal to 1.56, 3 months equal to 1.69 and BADLAR rate of 23.13%
(j)	The issuer is, or is in danger of being, in default of its payment obligation.
(k)	Step coupon bond. The interest rate shown reflects the rate in effect December 31, 2017 and will reset at a future date.
(l)	Non-income producing security.
(m)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
NextDecade Corp.	Common Stocks	08/11/2017	$17,801,258	$17,135,497	2.9%
Metro-Goldwyn-Mayer, Inc.	Common Stocks	12/20/2010	$13,929,926	$31,891,344	5.4%
TerreStar Corporation	Common Stocks	11/14/2014	$31,589,558	$34,612,021	5.8%

(n)	As of December 31, 2017, $6,101,147 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.
(o)	No dividend payable on security sold short.
(p)	As of December 31, 2017, investments with a total aggregate value of $23,702,144 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.

Purchased options contracts outstanding as of December 31, 2017 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
Citigroup, Inc.	$70.00		January 2018	11,650	$81,550,000	$3,702,271	$5,731,800

Written options contracts outstanding as of December 31, 2017 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
Citigroup, Inc.	$80.00		January 2018	2,000	16,000,000	(284,410)	(26,000)
Citigroup, Inc.	$77.50		January 2018	7,825	60,643,750	(1,698,047)	(305,175)
Citigroup, Inc.	$75.00		January 2018	1,825	13,687,500	(389,097)	(220,825)

						(2,371,554)	(552,000)

WRITTEN PUT OPTIONS:
Citigroup, Inc.	$72.50		January 2018	5,000	36,250,000	(1,360,360)	(305,000)
Citigroup, Inc.	$75.00		January 2018	5,000	37,500,000	(1,615,425)	(825,000)
Citigroup, Inc.	$80.00		January 2018	2,000	16,000,000	(864,397)	(1,090,000)
Citigroup, Inc.	$70.00		January 2018	7,000	49,000,000	(2,447,902)	(126,000)

						(6,288,084)	(2,346,000)

Total Written Options Contracts						$(8,659,638)	$(2,898,000)

10	See Glossary on page 12 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (concluded)

As of December 31, 2017	NexPoint Credit Strategies Fund

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the year ended December 31, 2017 was $878,811 at a weighted average interest rate of 3.13%.

Reverse Repurchase Agreements outstanding as of December 31, 2017 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date(1)	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd. Series 2014-3A, Class E, 3- month USD LIBOR + 4.750%, FRN 02/01/2026	3.02195	12/13/2017	1/12/2018	4,472,530	6,000,000	$(4,465,783)
BNP	Acis CLO, Ltd. Series 2013-1A, Class E, 3- month USD LIBOR + 5.600%, FRN 04/18/2024	3.02195	12/13/2017	1/12/2018	3,409,065	4,500,000	(3,403,921)
BNP	Acis CLO, Ltd. Series 2014-3A, Class F, 3-month USD LIBOR + 5.600%, FRN 02/01/2026	3.22195	12/13/2017	1/12/2018	3,119,906	5,000,000	(3,114,888)
BNP	Acis CLO, Ltd. Series 2013-1A, Class F, 3-month USD LIBOR + 6.500%, FRN 04/18/2024	3.22195	12/13/2017	1/12/2018	5,907,323	9,142,000	(5,897,821)

Total Reverse Repurchase Agreements						$24,642,000	$(16,882,413)

(1)	The reverse repurchase agreement has an open maturity date and can be terminated at any time by either party.

Foreign Denominated or Domiciled Senior Loans and Foreign Corporate Bonds & Notes Industry Concentration Table: (% of Net Assets)
Financial	0.4%
Government	3.4%
Healthcare	0.0%†
Information Technology	0.9%

Total	4.7%

†	Less than 0.05%

See Glossary on page 12 for abbreviations along with accompanying Notes to Financial Statements.	11

GLOSSARY: (abbreviations that may be used in the preceding statements)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

12	Annual Report

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017	NexPoint Credit Strategies Fund

($)
Assets
Unaffiliated investments, at value	442,134,798
Affiliated investments, at value (Note 11)	237,430,810

Total Investments, at value	679,565,608
Cash equivalents (Note 2)	563,854
Cash	34,839
Restricted Cash — securities sold short and written options (Note 2)	6,100,720
Foreign currency	1,740
Receivable for:
Investments sold	3,917,441
Dividends and interest	1,647,362
Prepaid expenses and other assets	106,788

Total assets	691,938,352

Liabilities
Due to broker (Note 2)	52,144,906
Notes payable (Note 6)	15,051,081
Securities sold short, at value (Note 2)	7,199,586
Written options contracts, at value (Note 3)	2,898,000
Reverse repurchase agreements (Note 3)	16,882,413
Payable for:
Investments purchased	4,002,653
Investment advisory and administration fees (Note 8)	629,870
Transfer agent fees	4,344
Interest expense and commitment fees (Note 6)	132,460
Accrued expenses and other liabilities	684,045

Total liabilities	99,629,358

Commitments and Contingencies (Note 7)

Net Assets Applicable to Common Shares	592,308,994

Net Assets Consist of:
Par value (Note 1)	22,766
Paid-in capital	966,387,305
Accumulated (distributions in excess of) net investment income	(1,957,718)
Accumulated net realized loss from investments, securities sold short, written options, futures contracts and foreign currency transactions	(155,935,410)
Net unrealized depreciation on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	(216,207,949)

Net Assets Applicable to Common Shares	592,308,994

Investments, at cost	591,299,905
Affiliated investments, at cost (Note 11)	310,135,891
Cash equivalents, at cost (Note 2)	563,854
Foreign currency, at cost	1,779
Proceeds from securities sold short	7,102,364
Written option premiums received	8,659,638

Common Shares
Shares outstanding (unlimited authorization)	22,766,436
Net asset value per share (Net assets/shares outstanding)	26.02

See accompanying Notes to Financial Statements.	13

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017	NexPoint Credit Strategies Fund

($)
Investment Income
Income:
Dividends from unaffiliated issuers	11,555,524
Dividends from affiliated issuers (Note 11)	7,539,272
Less: Foreign taxes withheld	(36,289)
Interest from unaffiliated issuers	10,435,988
Interest from affiliated issuers (Note 11)	1,907,731
Other income	46,851

Total Income	31,449,077

Expenses:
Investment advisory (Note 8)	5,853,721
Administration fees (Note 8)	1,170,744
Transfer agent fees	153,221
Trustees fees (Note 8)	103,705
Accounting services fees	147,918
Audit and tax preparation fees	363,750
Legal fees	777,604
Registration fees	42,927
Insurance	68,975
Reports to shareholders	203,832
Interest expense and commitment fees (Note 6)	3,479,422
Other	581,883

Total operating expenses	12,947,702

Net investment income	18,501,375

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(72,365,981)
Investments from affiliated issuers (Note 11)	7,555,103
Securities sold short (Note 2)	32,748
Written options contracts (Note 3)	4,143,502
Futures contracts (Note 3)	(854,178)
Foreign currency related transactions	(5,143)

Change in unrealized appreciation (depreciation) on:
Investments	120,775,043
Investments in affiliated issuers (Note 11)	1,358,237
Securities sold short (Note 2)	(773,692)
Written options contracts (Note 3)	5,761,638
Foreign currency related translations	(2,177)

Net realized and unrealized gain (loss) on investments	65,625,100

Total increase in net assets resulting from operations	84,126,475

14	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Credit Strategies Fund

	Year Ended December 31, 2017 ($)	Year Ended December 31, 2016 ($)
Increase (Decrease) in Net Assets Operations:
Net investment income	18,501,375	65,281,585
Accumulated net realized loss from investments, securities sold short, written options, futures contracts and foreign currency transactions	(61,493,949)	(50,326,581)
Net change in unrealized appreciation on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	127,119,049	77,441,843

Net increase from operations	84,126,475	92,396,847

Distributions Declared to Common Shareholders
From net investment income	(47,702,500)	(44,778,032)
Return of capital	(181,540)	—

Total distributions declared to common shareholders	(47,884,040)	(44,778,032)

Total increase/(decrease) in net assets from common shares	36,242,435	47,618,815

Share transactions:
Proceeds from sale of shares	139,872,720	—
Value of distributions reinvested	1,394,133	1,102,742

Net increase from shares transactions	141,266,853	1,102,742

Total increase in net assets	177,509,288	48,721,557

Net Assets
Beginning of period	414,799,706	366,078,149

End of period (including undistributed net investment income of $(1,957,718) and $29,688,677 respectively)	592,308,994	414,799,706

Change in Common Shares
Issued for distribution reinvested	61,228	52,973
Shares issued in rights offering (Note 12)	6,682,882	—
Shares redeemed	—	(302)

Net increase/(decrease) in common shares	6,744,110	52,671

See accompanying Notes to Financial Statements.	15

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2017	NexPoint Credit Strategies Fund

($)
Cash Flows Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	84,126,475

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Operating Activities:
Purchases of investment securities from unaffiliated issuers	(317,557,902)
Proceeds from disposition of investment securities from unaffiliated issuers	240,477,413
Purchases of investment securities from affiliated issuers	(19,938,111)
Proceeds from disposition of investment securities from affiliated issuers	33,568,590
Purchases of short-term portfolio investments, net	(563,854)
Purchases of securities sold short	(499,755)
Purchased options transactions	(1,701,646)
Proceeds from written options	12,803,140
Net accretion of discount	(2,916,655)
Net realized loss on investments from unaffiliated issuers	72,365,981
Net realized gain on investments from affiliated issuers	(7,555,103)
Net realized gain on securities sold short, written options contracts and foreign currency transactions	(4,171,107)
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts and translation on assets and liabilities denominated in foreign currency	(127,119,049)
Decrease in due from broker	1,736,660
Increase in receivable for investments sold	(3,875,287)
Decrease in receivable for dividends and interest	4,408,184
Decrease in prepaid expenses and other assets	587,740
Increase in payable for investments purchased	2,952,433
Increase in due to broker	39,119,149
Increase in payables for investment advisory and administration fees	98,340
Increase in payable to transfer agent fees	4,344
Decrease in payable for interest expense and commitment fees	(127,539)
Increase in accrued expenses and other liabilities	245,497

Net cash flow provided by operating activities	6,467,938

Cash Flows Received from (Used In) Financing Activities:
Decrease in notes payable	(109,932,000)
Proceeds from reverse repurchase agreement	16,882,413
Distributions paid in cash	(46,490,252)
Proceeds from shares sold	139,872,720

Net cash flow received from (used in) financing activities	332,881

Effect of exchange rate changes on cash	(7,320)

Net Increase in Cash	6,793,499

Cash, Restricted Cash & Foreign Currency/Due to Custodian/Bank Overdraft of Foreign Currency:
Beginning of period	(656,200)

End of period	6,137,299

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	3,606,961

Reinvestment of distributions	1,394,133

16	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Credit Strategies Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,
	2017	2016	2015*		2014	2013

Net Asset Value, Beginning of Year	$25.89	$22.92	$53.92		$11.34	$7.46
Income from Investment Operations:
Net investment income(a)	0.93	4.08	8.75	(b)	0.82	0.63
Net realized and unrealized gain/(loss)	2.88	1.69	(16.08)		2.02	3.80

Total from investment operations	3.81	5.77	(7.33)		2.84	4.43
Less Distributions Declared to Shareholders:
From net investment income	(2.39)	(2.80)	(2.88)		(0.70)	(0.55)
From return of capital	(0.01)	—	—		—	—
From spin-off(j)	—	—	(20.79)		—	—

Total distributions declared to shareholders	(2.40)	(2.80)	(23.67)		(0.70)	(0.55)
Issuance of Common Shares(d)
Shares issued	(1.28)	—	—		—	—

Net Asset Value, End of Period	$26.02	$25.89	$22.92		$13.48	$11.34
Market Value, End of Period	$25.29	$22.77	$20.44		$11.23	$9.42
Market Value Total Return (c)	27.31%	27.69%	(18.09)%		26.77%	52.03%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$592,309	$414,800	$366,078		$860,877	$724,485
Common Share Information at End of Period:
Ratios based on average net assets of common shares:
Gross operating expenses(e)	2.58%	3.12%	3.43%		2.48%	2.82%
Net investment income	3.69%	17.34%	24.23	%(f)	6.45%	7.01%
Common and Preferred Share Information at End of Period:
Ratios based on average Managed Assets (as defined in Note 8) of common shares:
Gross operating expenses(e)	2.21%	2.17%	2.23%		1.68%	1.98%
Net investment income	3.16%	12.05%	15.79	%(g)	4.38%	4.91%
Portfolio turnover rate(h)	36%	41%	31%		59%	74%
Average commission rate paid(k)	$0.0286	$0.0294	$0.0223		$0.0266	$0.0208

*	Per share data prior to October 6, 2015 has been adjusted to give effect to a 4 to 1 reverse stock split.
(a)	Net investment income per share was calculated using average shares outstanding during the period.
(b)	Includes non-recurring dividend from Freedom REIT.
(c)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.
(d)	Shares issued at a discount to NAV. The per share impact was derived by computing (A) the number of shares issued times (B) the difference between the net proceeds per share and NAV divided by (C) the total shares outstanding following the share issuance.
(e)	Supplemental expense ratios are shown below:

See accompanying Notes to Financial Statements.	17

FINANCIAL HIGHLIGHTS (continued)

NexPoint Credit Strategies Fund, Class A

	For the Years Ended December 31,
	2017		2016	2015	2014	2013
Ratios based on average net assets of common shares:
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.58%		3.12%	3.43%	2.48%	2.82%
Interest expense and commitment fees	0.69%		0.93%	0.71%	0.50%	0.60%
Dividends and fees on securities sold short	—	%(i)	0.07%	0.24%	0.07%	0.05%

	For the Years Ended December 31,
	2017		2016	2015	2014	2013
Ratios based on average Managed Assets of common shares:
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.21%		2.17%	2.23%	1.68%	1.98%
Interest expense and commitment fees	0.59%		0.65%	0.46%	0.34%	0.42%
Dividends and fees on securities sold short	—	%(i)	0.05%	0.15%	0.04%	0.03%

(f)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 9.76%.
(g)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 6.36%.
(h)	Excludes in-kind activity.
(i)	Less than 0.005%.
(j)	On April 1, 2015, the Fund completed a spinoff transaction whereby shares of NexPoint Residential Trust, Inc. were distributed to shareholders in a pro-rata taxable distribution.
(k)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

18	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017	NexPoint Credit Strategies Fund

Note 1. Organization

NexPoint Credit Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the year ended December 31, 2017. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Fund.

At a shareholder meeting on June 2, 2017, shareholders approved a change to the Fund’s fundamental policy regarding concentration, which now reads as follows: “The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the real estate industry, including obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions, and investments by any territory of the United States or any of their agencies, instrumentalities or political subdivisions for which the underlying collateral is real estate.” As of December 31, 2017, the Fund is in compliance with the new fundamental policy.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2017, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, rights, warrants, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, rights, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2017 is as follows:

	Total value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Credit Strategies Fund
Assets
U.S. Senior Loans
Chemicals	$2,183,394	$—	$—	$2,183,394
Energy	7,567,570	—	7,567,570	—
Financial	5,071,291	—	5,071,291	—
Gaming & Leisure	7,071,528	—	—	7,071,528
Metals & Minerals	5,543,643	—	—	5,543,643
Retail	429,190	—	429,190	—
Telecommunications	17,771,215	—	—	17,771,215
Utilities	240,057	—	240,057	—
Foreign Denominated or Domiciled Senior Loans	1,017,981	—	1,017,981	—
Asset-Backed Securities	45,565,234	—	45,104,052	461,182
Corporate Bonds & Notes
Energy	2,235,343	—	963,052	1,272,291
Retail	4,714,060	—	4,714,060	—
Telecommunications	183,927	—	183,927	—
Utilities	158,000	—	158,000	—
Foreign Corporate Bonds & Notes	4,351,185	—	4,351,185	—
Sovereign Bonds	19,964,085	—	19,964,085	—
Convertible Foreign Bonds	2,497,500	—	2,497,500	—
Common Stocks
Chemicals	9,843,226	8,487,500	—	1,355,726
Commercial Service	1,346,140	1,346,140
Consumer Discretionary	1,144,619	1,144,619	—	—
Consumer Staples	917,572	917,572	—	—
Energy	25,120,209	25,120,209	—	—
Financial	31,539,310	10,149,240	—	21,390,070
Gaming and Leisure	—	—	—	—	(2)
Healthcare	10,002,698	10,002,698	—	—
Housing	765,752	—	—	765,752

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

	Total value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Information Technology	$44,659,272	$44,659,272	$—	$—
Media & Telecommunications	33,773,683	1,882,339	31,891,344	—
Metals & Minerals	7,560,183	3,283,200	—	4,276,983
Pharmaceuticals	1,087,072	1,087,072	—	—
Real Estate	845,236	845,233	—	3
Real Estate Investment Trust	166,584,900	9,869,872	—	156,715,028
Retail	6,455,655	6,455,655	—	—
Telecommunications	34,612,021	—	—	34,612,021
Utilities	28,711,810	28,300,943	—	410,867
Preferred Stocks
Financial	133,752,150	—	133,752,150	—
Real Estate	936,018	936,018	—	—
Exchange-Traded Funds	2,207,327	2,207,327	—	—
Rights	1,578,078	—	1,578,078	—
Warrants(1)
Energy	175,053	175,053	—	—
Gaming and Leisure	—	—	—	—	(2)
Information Technology	432,166	—	—	432,166
Metals & Minerals	132,387	—	—	132,387
Master Limited Partnerships(1)	3,086,068	3,086,068	—	—
Purchased Call Options	5,731,800	5,731,800	—	—
Cash Equivalents	563,854	563,854	—	—

Total Assets	680,129,462	166,251,684	259,483,522	254,394,256

Liabilities
Securities Sold Short(1)	(7,199,586)	(7,199,586)	—	—
Other Financial Instruments
Written Call Options Contracts	(552,000)	(552,000)	—	—
Written Put Options Contracts	(2,346,000)	(2,346,000)	—	—

Total Liabilities	(10,097,586)	(10,097,586)	—	—

Total	$670,031,876	$156,154,098	$259,483,522	$254,394,256

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2017.

	Balance as of December 31, 2016	Transfers Into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ Discount	Net Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Purchases	Net (Sales)	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2017
U.S. Senior Loans
Chemicals	$—	$810,377	$—	$7,019	$—	$20,439	$1,345,559	$—	$2,183,394	$20,439
Gaming & Leisure	8,249,655	—	—	—	—	(1,253,255)	75,128	—	7,071,528	(1,253,255)
Housing	—	—	—	—	(183,836)	187,326	—	(3,490)	—	—
Media & Telecommunications	—	—	—	—	(1,723,984)	1,723,984	—	—	—	—
Metals & Minerals	—	—	—	33,334	—	877,215	4,633,094	—	5,543,643	877,215
Telecommunications	15,523,291	—	—	(2,338)	—	14,252	2,236,010	—	17,771,215	14,252
Foreign Denominated or Domiciled Senior Loans	—	—	—	—	(1,296,336)	1,296,336	—	—	—	—
Asset-Backed Securities	574,900	—	—	—	(8,772)	(82,861)	—	(22,085)	461,182	(82,861)
Corporate Bonds & Notes
Energy	—	1,272,291	—	—	—	—	—	—	1,272,291	—
Common Stocks
Chemicals	3,959,507	1,355,726	(8,487,500)	—	(2,226,193)	7,057,079	—	(302,893)	1,355,726	—
Financial	17,569,702	—	—	—	—	(735,343)	4,672,338	(116,627)	21,390,070	(735,343)
Healthcare	751,200	—	—	—	2,547,047	(751,200)	—	(2,547,047)	—	—
Housing	909,331	—	—	—	—	102,749	—	(246,328)	765,752	102,749
Metals & Minerals	—	—	—	—	—	3,171,790	1,105,193	—	4,276,983	3,171,790
Real Estate	6	—	—	—	—	3,685,700	456,147	(4,141,850)	3	3,685,700
Real Estate Investment Trust	165,366,446	—	—	—	5,008,056	601,254	12,500,000	(26,760,728)	156,715,028	601,254
Telecommunications	34,788,307	—	—	—	—	(176,286)	—	—	34,612,021	(176,286)
Utilities	—	410,867	—	—	(63,649)	63,649	—	—	410,867	—
Warrants
Information Technology	—	—	—	—	—	180,469	251,697	—	432,166	180,469
Metals & Minerals	—	—	—	—	—	132,387	—	—	132,387	132,387

Total	$247,692,345	$3,849,261	$(8,487,500)	$38,015	$2,052,333	$16,115,684	$27,275,166	$(34,141,048)	$254,394,256	$6,538,510

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for year ended December 31, 2017, $3,849,261 of the Fund’s portfolio investments was transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 2 to Level 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

For the year ended December 31, 2017, $8,487,500 of the Fund’s portfolio investments was transferred from Level 3 to Level 1. Transfers from Level 3 to Level 1 were due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine price.

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

For the year ended December 31, 2017, $175,053 of the Fund’s portfolio investments was transferred from Level 2 to Level 1. Transfers from Level 2 to Level 1 were due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine price.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 12/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Senior Loans	$32,569,780	Discounted Cash Flow	Spread Adjustment	0.1% - 0.2%
			Discount Rate	16.2%
		Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Adjustment	10%
		Debt-Loan Spread	Adjusted Yield	9.08% - 10.65%
			Swap Rate	1.66% - 2.32%
		Cost Price	N/A	N/A
Asset-Backed Securities	461,182	Discounted Cash Flow	Discount Rate	9.1%
Corporate Bonds & Notes	1,272,291	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Common Stock	219,526,450	Net Asset Value	N/A	N/A
		Third-Party Valuation	Capitalization Rates	5.5% - 8.75%
		Multiples Analysis	Price/MHz-PoP	$0.12 - $0.68
			Risk Discount	25%
			Multiple of EBITDA	6.5x - 9.96x
			Liquidity Discount	25%
		Discounted Cash Flow	Discount Rate	12%
			Minority Discount	20%
			Terminal Multiple	7.0x
			Discount for Lack of Marketability	15%
			Scenario Probabilities	15% - 70%
			Illiquidity Discount	10%
		Multiples Analysis	Capitalization Rate	6.5%
			Partial Interest Discount	37%
Warrants	564,553	Multiples Analysis	Multiple of EBITDA	7.75x - 8.25x
		Discounted Cash Flow	Discount Rate	12%
			Minority Discount	20%
			Terminal Multiple	7.0x
			Discount for Lack of Marketability	15%
		Black-Scholes Model	Annual Volatility	28.00%

Total	$254,394,256

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will

24	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and does not include cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction.

Annual Report	25

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $6,100,720 was held with the broker for the Fund. Additionally, securities valued at $165,461,421 was posted in the Fund’s segregated account as collateral. Additionally, the Fund owed $52,144,906 to one of its prime broker counterparties related to margin borrowings. This amount is recorded on the Statement of Assets and Liabilities as Due to Broker.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. See Note 6 for additional information on the Fund’s reverse repurchase agreement.

Additional Derivative Information

The Fund follows adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

26	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at December 31, 2017:

	Fair Value
Risk Exposure	Asset Derivative	Liability Derivative
Equity Price Risk	$5,731,800	$(2,898,000)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017, is as follows:

Risk Exposure	Net Realized Gain (Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$6,144,127	(1)(2)	$7,791,167	(3)(4)

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on investments.
(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options contracts.

The average monthly volume of derivative activity for the year ended December 31, 2017, is as follows:

	Units/ Contracts	Appreciation/ (Depreciation)
Purchased Options Contracts	$6,569	$—
Futures Contracts(1)	—	(228,710)
Written Options Contracts	(9,517)	—

(1)	Futures Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its portfolio securities, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable letters of credit issued by a bank as acceptable under the Fund’s securities lending agreement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral and receives a fee from the borrower.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

During the year ended December 31, 2017, the Fund did not participate in securities lending.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Annual Report	27

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

For the year ended December 31, 2017, permanent differences chiefly resulting from foreign currency gains and losses, defaulted bonds, partnership basis adjustments, return of capital distributions from real estate investment trusts, passive foreign investment companies, expired capital loss carry-overs and non-deductible excise taxes paid were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
$(2,263,730)	$38,808,008	$(36,544,278)

For the year ended December 31, 2017, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
$(167,636,682)	$(206,464,395)

For the year ended December 31, 2017, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

2018		No Expiration Long-Term(1)		Total
$43,701,044	(2)	$123,935,638	(2)	$167,636,682

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(2)	The Fund’s ability to utilize the capital loss carryforward may be limited.

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 (unless otherwise indicated) is as follows:

Distributions Paid From:	2017	2016
Ordinary Income(1)	$47,702,500	$44,778,032
Return of Capital	181,540	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The above mentioned distributions are reflected on a tax basis. The tax basis distributions are less than the book basis distributions reflected on the Statement of Changes in Net Assets.

Unrealized appreciation and depreciation at December 31, 2017, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation (1)	Cost
$68,251,798	$(274,714,015)	$(206,462,217)	$876,494,094

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, non-taxable dividends, partnership, Controlled Foreign Corporation and Passive Foreign Investment Company (Qualifying Electing Fund) basis adjustments and defaulted bonds.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2017, the Fund did not elect to defer net realized capital losses incurred from November 1, 2015 through December 31, 2017.

Note 6. Credit Agreements and Reverse Repurchase Agreement

On February 2, 2011, the Fund entered into a credit agreement with State Street Bank and Trust Company (the “Credit Agreement”). The Credit Agreement was paid off in full and expired on December 15, 2017.

For the year ended December 31, 2017, the average daily note balance was $74,042,603 at a weighted average interest rate of 2.77%, excluding any commitment fee. With respect to the note balance, interest expense of $2,076,570 is included in interest expense in the Statement of Operations.

On May 16, 2013, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. (“BNPP PB, Inc.”) (the “Committed Facility Agreement”). The current facility size of the Committed Facility Agreement is $75,000,000 and the Fund is required to pay 0.55% on the uncommitted balance and LIBOR + 0.75% on amounts borrowed. The Fund has the right to terminate the Committed Facility Agreement on 90 days’ notice, and BNPP PB, Inc. has the right to terminate the Committed Facility Agreement immediately. As of December 31, 2017, the carrying value of the Committed Facility Agreement was $15,051,081. The fair value of the outstanding Committed Facility Agreement was estimated to be

28	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

$15,254,482, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

For the year ended December 31, 2017, the average daily note balance was $12,759,256 at a weighted average interest rate of 1.87%, excluding any commitment fee. With respect to the note balance, interest expense and commitment fees of $589,437 are included in interest expense in the Statement of Operations.

On November 16, 2017, the Fund entered into an agreement with BNP Paribas Securities Corporation (“BNP Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to BNP Securities for an agreed-upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from BNP Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction.

Note 7. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under the Credit Agreement and Committed Facility Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding		% of Asset Coverage of Indebtedness
12/31/2017	$31,933,494		1,954.8%
12/31/2016	124,983,081		431.9
12/31/2015	186,625,315	(1)	296.2	(1)(2)
12/31/2014	385,336,455		323.0
12/31/2013	318,500,000		327.5
12/31/2012	225,000,000		311.7
12/31/2011	173,000,000		356.1
12/31/2010	120,000,000		510.6
12/31/2009	112,000,000		509.6
12/31/2008	141,000,000		356.2
12/31/2007	248,000,000		350.4
(1)	Excludes borrowings of $29,300,000 deemed to be short-term in nature.
(2)

The Fund closes its net asset value daily, and using asset prices available at the time of the December 31, 2015 NAV close, the Fund calculated asset coverage of greater than 300%. The Fund received updated prices for certain instruments in January that were used for financial reporting purposes as part of this report. These updated prices pushed the percentage of asset coverage down to 296.2%. As of February 4, 2016, the date that the Fund declared the February monthly dividend, the percentage of asset coverage was over 300%.

Note 8. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to State Street Bank and Trust Company. The Investment Adviser pays State Street Bank and Trust Company directly for these sub-administration services.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Effective December 4, 2015, Mr. Powell resigned from his position with the Investment Adviser. Prior to December 8, 2017, Mr. Powell was treated

Annual Report	29

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Emerging Markets Risk

Any investments in Emerging Market Countries (countries in which the capital markets are developing) may involve greater risks than investments in more developed markets and the prices of such investments may be more volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Illiquidity of Investments Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

REIT-Specific Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

30	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Risks of Investing in Senior Loans

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Risks of Non-Diversification and Other Focused Strategies

While the Investment Adviser invests in a number of fixed income and equity instruments issued by different issuers and employs multiple investment strategies with respect to the Trust’s investment portfolio, it is possible that a significant amount of the Trust’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Trust’s investment portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Trust to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Trust’s investment portfolio in any one investment strategy would subject the Trust to a greater degree of risk than if the Trust’s investment portfolio were varied in its investments with respect to several investment strategies.

Reverse Repurchase Agreement Risk

The Fund may enter into reverse repurchase transactions with BNP Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Fund with the proceeds received by the Fund in connection with such reverse repurchase transactions may decline below the market value of the securities the Fund is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Fund under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Fund. At the time when the Fund enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Fund having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Fund throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline

Annual Report	31

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Note 10. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2017, were as follows:

Other Securities
Purchases	Sales
$313,579,792	$216,206,068

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of December 31, 2017:

Global Allocation Fund Issuer	Shares at December 31, 2016	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2017	Shares at December 31, 2017	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Capital, LLC, REIT (Common Stocks)	8,271,300	$93,428,471	$—	$(17,342,065)	$—	$2,033,543	$78,119,949	8,271,300	$7,157,935
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	25,255,573	71,937,975	12,500,000	(9,418,663)	5,008,056	(1,432,289)	78,595,079	29,869,296	381,337
Specialty Financial Products, Ltd. (Common Stocks)	15,267,474	17,469,044	4,670,826	(116,627)	—	(762,228)	21,261,015	19,450,201	—
Other Affiliates
Genesys Ventures IA, LP (Common Stocks)	24,000,000	751,200	—	(2,547,047)	2,547,047	(751,200)	—	—	—
LLV Holdco, LLC (U.S. Senior Loans, Common Stocks & Warrants)	9,197,728	8,249,655	75,128	—	—	(1,253,255)	7,071,528	9,272,856	75,129
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	15,680,873	50,311,598	2,236,010	(2,338)	—	(162,034)	52,383,236	17,916,883	1,832,602
Other Controlled
Allenby (Common Stocks)	560,390	1	109,907	(160,639)	—	50,732	1	509,658	—
Claymore (Common Stocks)	5,270,997	5	346,240	(3,981,211)	—	3,634,968	2	1,636,026	—

Total	103,504,335	$242,147,949	$19,938,111	$(33,568,590)	$7,555,103	$1,358,237	$237,430,810	86,926,220	$9,447,003

32	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017	NexPoint Credit Strategies Fund

Note 12. Rights Offering and Stock Repurchase Plan

On April 19, 2017, the Fund announced a non-transferable rights offering (the “Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on May 5, 2017 received one right for each common share held. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $20.93 per share, which was calculated as the lesser of (1) 95% of the reported net asset value on May 24, 2017 (the “Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the Expiration Date and on each of the four trading days preceding the Expiration Date. The Offering was oversubscribed, with total subscriptions equal to 233% of the primary offering. As a result of the Offering and the Fund’s exercise of an over-allotment option, 6,682,882 additional shares were issued.

On November 2, 2016, the Fund announced a stock repurchase plan initially sized at $10 million as approved by the Board. The repurchase plan was scheduled to begin in December 2016 and continue for approximately six months. In connection with the Offering, the Board approved the extension of the Fund’s stock repurchase plan for a period of one year from the Expiration Date. As of December 31, 2017, no actual repurchases had occurred.

Note 13. New Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017, and the Investment Adviser has implemented the applicable requirements into this report.

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued. Other than the matters below, no such subsequent events were identified.

On February 16, 2018, the Fund entered into a bridge credit agreement (the “Bridge Agreement”) with KeyBank, NA (“KeyBank”) whereby KeyBank agreed to loan the fund up to $36,500,000. The maturity date is August 16, 2018, subject to extensions, and interest is paid at a rate of LIBOR + 2.00%. The Fund paid an upfront fee of 182,500 to KeyBank as a condition to closing. On February 16, 2018, KeyBank loaned $20 million to the Fund as part of the Bridge Agreement.

Annual Report	33

NOTES TO FINANCIAL STATEMENTS (concluded)

December 31, 2017	NexPoint Credit Strategies Fund

As discussed in Note 9, Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. On February 20, 2018, the Texas Court of Appeals confirmed an aggregate $351 million award in favor of Claymore Holdings, LLC. Of this aggregate award, the Fund would receive a total of $62.3 million ($51 million in damages together with an additional $11.3 million in post-judgment interest). Each of these amounts remains subject to deduction for applicable attorneys’ fees and other litigation related expenses. This judgment is still subject to appeal to the Texas Supreme Court, and the probability, timing and potential amount of ultimate recovery, if any, are unknown.

34	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of NexPoint Credit Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of NexPoint Credit Strategies Fund (the “Fund”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights, for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Dallas, Texas

February 28, 2018

We have served as the auditor of one or more investment companies of NexPoint Advisors, L.P. and its affiliates since 2004.

Annual Report	35

ADDITIONAL INFORMATION

December 31, 2017	NexPoint Credit Strategies Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Tax Information

For shareholders that do not have a December 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2017 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2017, the Fund hereby designates the following items with regard to distributions paid during the year.

Qualified Dividends and Corporate Dividends Received Deduction	Qualified Dividend Income (15% tax rate for QDI)	Qualifying Interest Income
1.63%	1.85%	36.68%

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of

36	Annual Report

ADDITIONAL INFORMATION (continued)

December 31, 2017	NexPoint Credit Strategies Fund

the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Shareholder Loyalty Program

To promote loyalty and long-term alignment of interests among the Fund’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Fund’s common shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). To participate in the Program, existing shareholders must open an account (the “Account”) with the Program’s administrator, American Stock Transfer & Trust Company (“AST”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution equal to 2% of the participant’s contributions. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Adviser will make a corresponding contribution of $200, to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program. The Investment Adviser will bear the costs of brokerage fees in connection with the Program. While the portion of the Fund’s common shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will be held in an account at AST for the conditional benefit of the shareholder. Under the Program, participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each subsequent subscription, unless the Investment Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Fund’s common shares are trading at a discount, AST will purchase common shares on behalf of participants in open-market purchases. If the Fund’s common shares are trading at a premium, AST may purchase common shares on behalf of participants in open market purchases or the Fund may sell common shares to the Shareholder Loyalty Program by means of a prospectus or otherwise. All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Investment Adviser will make a corresponding contribution to the amount of the reinvested dividend equal to 2% of the dividend amount. AST maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by AST on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. AST will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, AST will administer the Program on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program. The Fund and the Investment Adviser reserve the right to amend or terminate the Program. To help align the interests of the Investment Adviser’s employees with the interests of the Fund’s shareholders, the Investment Adviser offers a similar program to its employees. Participants in the Program should be aware that their receipt of Bonus Shares under the Program constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Program accounts, whether or not such shares of

Annual Report	37

ADDITIONAL INFORMATION (continued)

December 31, 2017	NexPoint Credit Strategies Fund

common stock have vested in the hands of the participants. To the extent any payments or distributions under the Program are subject to U.S. federal, state or local taxes, the Fund, any participating affiliate of the Fund or the agent for the Program may satisfy its tax withholding obligation by (1) withholding shares of Stock allocated to the participant’s account, (2) deducting cash from the participant’s account or (3) deducting cash from any other compensation the participant may receive. Program participants should consult their tax advisers regarding the tax consequences to them of participating in the Program. The Program may create an incentive for shareholders to invest additional amounts in the Fund. Because the Investment Adviser’s management fee is based on a percentage of the assets of the Fund, the Program will result in increased net revenues to the Investment Adviser if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Program.

Approval of NexPoint Credit Strategies Fund Investment Advisory Agreement

The Fund has retained the Investment Adviser to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Advisory Agreement”). The Advisory Agreement was approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, the Advisory Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At an in-person meeting held on August 17, 2017 the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Advisory Agreement for a one-year period commencing November 1, 2017. The primary purpose of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 14-15, 2017, the Board of Trustees, including the Independent Trustees, approved the continuance of the Advisory Agreement for a one-year period commencing on November 1, 2017. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser, various information and written materials in connection with meetings of the Board of Trustees held on August 17, 2017 and September 14-15, 2017, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser and comparable funds managed by unaffiliated advisers, both of which follow investment strategies similar to those of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. After the August 17, 2017 meeting, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Trustees received an independent report from Morningstar Inc. (“Morningstar”), an independent source of investment company data, relating to the Fund’s performance, volatility and expenses compared to the performance, volatility and expenses of a peer group determined by Morningstar to be comparable. The Trustees also relied on information provided at periodic meetings of the Board of Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memoranda regarding their responsibility in considering the Advisory Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Trustees’ conclusion as to the approval of the Advisory Agreement was based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser. The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed

38	Annual Report

ADDITIONAL INFORMATION (continued)

December 31, 2017	NexPoint Credit Strategies Fund

the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. The Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including portfolio manager compensation arrangements. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory.

The Investment Adviser’s historical performance in managing the Fund. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. With respect to the Fund, the Trustees discussed the historical performance of the Fund and contrasted the relative performance of the Fund and its portfolio management team to that of the Fund’s peers, as represented by certain other registered investment companies and comparable funds that follow investment strategies similar to the Fund as well as a comparable index and the Fund’s Morningstar peer group. With respect to the Fund, the Trustees concluded that the Fund’s performance or other relevant factors supported the continuation of the Advisory Agreement for an additional one-year period.

The Trustees noted that the Fund outperformed its Morningstar peer group median, category median and/or benchmark for the one- and three-year periods and underperformed its category median and/or benchmark for the three-year period. The Trustees considered information provided by the Investment Adviser relating to the attribution of performance results for the Fund, including information that demonstrated that such underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Investment Adviser that were reasonable under the circumstances prevailing at the time and consistent with the Fund’s investment objective and policies.

The Trustees concluded that the Fund’s performance and other relevant factors supported the continuation of the Advisory Agreement.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from their relationship with the Fund. The Board of Trustees also gave consideration to the fees payable under the Advisory

Agreement, the expenses that the Investment Adviser incurs in providing advisory services and the profitability to the Investment Adviser of managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Advisory Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under a separate agreement and whether such fees are appropriate. The Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to a separate agreement, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. After such review, the Trustees determined that the anticipated profitability rate to the Investment Adviser with respect to the Advisory Agreement was fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board of Trustees considered the asset levels of the Fund over time and historical net expenses relative to such asset levels, the information provided by the Investment Adviser relating to its costs and information comparing the fee rate charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structure is reasonable, and with respect to the Investment Advisor, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other. The Board also requested that the Investment Adviser consider ways in which economies of scale can be shared with Fund shareholders.

Annual Report	39

ADDITIONAL INFORMATION (continued)

December 31, 2017	NexPoint Credit Strategies Fund

Conclusion.

Throughout the process, the Board of Trustees was advised by Fund counsel and independent legal counsel, and was empowered to engage such other third parties or request additional information as it deemed appropriate. Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fees to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Submission of Proposals to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 2, 2017. The following is a summary of the proposals submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Withheld
To elect Dr. Bob Froehlich as a Class II Trustee of the Fund, to serve for a three-year term expiring at the 2020 Annual Meeting	9,723,725	194,884
To elect Timothy K. Hui as a Class II Trustee of the Fund, to serve for a three-year term expiring at the 2020 Annual Meeting	9,673,163	245,447

In addition to the two Trustees who were elected at the annual meeting, as noted above, the following other Trustees continued in office after the Fund’s annual meeting: John Honis, Ethan Powell and Bryan Ward.

Proposal	Votes For	Votes Withheld	Votes Abstained
To approve a change to the Fund’s fundamental policy regarding concentration	7,678,999	232,680	106,496

40	Annual Report

ADDITIONAL INFORMATION (continued)

December 31, 2017	NexPoint Credit Strategies Fund

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee(2)	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees(3)

Timothy K. Hui (6/13/1948)	Trustee	3 year term (expiring at 2020 annual meeting). Trustee since inception in May 2006.	Dean of Educational Resources since July 2012 at Cairn University.	25	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Annual Report	41

ADDITIONAL INFORMATION (continued)

December 31, 2017	NexPoint Credit Strategies Fund

Name and Date of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee(2)	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Dr. Bob Froehlich (4/28/1953)	Trustee	3 year term (expiring at 2020 annual meeting). Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012.	25	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (since May 2017); and Chairman and Director of First Capital Investment Corp. (since March 2017).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

42	Annual Report

ADDITIONAL INFORMATION (continued)

December 31, 2017	NexPoint Credit Strategies Fund

Name and Date of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee(2)	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

John Honis(4) (6/16/1958)	Trustee	3 year term (expiring at 2018 annual meeting) for the Trust. Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	25	Manager of Turtle Bay Resort, LLC; Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Annual Report	43

ADDITIONAL INFORMATION (continued)

December 31, 2017	NexPoint Credit Strategies Fund

Name and Date of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee(2)	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Ethan Powell(5) (6/20/1975)	Trustee; Chairman of the Board	3 year term (expiring at 2019 annual meeting) for the Trust. Trustee since December 2013. Chairman of the Board since December 2013. Executive Vice President from June 2012 until December 2015. Secretary from November 2010 until May 2015.

President and Founder of Impact Shares LLC

(a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since January 1, 2016; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I (“HFI”) and Highland Funds II (“HFII”) from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

				25	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

44	Annual Report

ADDITIONAL INFORMATION (continued)

December 31, 2017	NexPoint Credit Strategies Fund

Name and Date of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee(2)	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Bryan A. Ward (2/4/1955)	Trustee	3 year term (expiring at 2019 annual meeting). Trustee since inception in May 2006.	Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.	25	Director of Equity Metrix, LLC	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

James Dondero (6/29/62)	President (Principal Executive Officer)	Indefinite Term; President since May 2015	President of Highland Capital Management, L.P., which he co-founded in 1993; Chairman of the Board of NexPoint Residential Trust, Inc. since May 2015; Portfolio Manager of NHF, Portfolio Manager of Highland Energy MLP Fund, Highland Global Allocation Fund, Highland Small-Cap Equity Fund and Highland Premier Growth Equity Fund(all series of HFII); Portfolio Manager of Highland Opportunistic Credit Fund (series of HFI) and a Portfolio Manager of NexPoint Capital, Inc. since 2014; President of NexPoint Real Estate Advisors, L.P. since May 2015; President of NexPoint Real Estate Advisors II, L.P. since June 2016; President and Portfolio Manager of NexPoint Real Estate Strategies Fund, NexPoint Discount Yield Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Opportunistic Credit Fund since 2016.

Annual Report	45

ADDITIONAL INFORMATION (continued)

December 31, 2017	NexPoint Credit Strategies Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Frank Waterhouse (4/14/1971)	Treasurer; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017.	Principal Financial Officer and Principal Accounting Officer of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, NexPoint Capital, Inc., NexPoint Credit Strategies Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since October 2017; Treasurer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Treasurer of NexPoint Real Estate Strategies Fund since March 2016; Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NexPoint Credit Strategies Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017	Assistant Treasurer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Assistant Treasurer of Highland Funds I, Highland Funds II, NexPoint Credit Strategies Fund, NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund since March 2017; and Chief Accounting Officer at HCM since December 2011.

Jason Post (1/9/1979)	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer and Anti-Money Laundering Officer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Chief Compliance Officer and Anti-Money Laundering Officer of Highland Funds I, Highland Funds II, NexPoint Credit Strategies, NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund since September 2015; and Chief Compliance Officer for HCMFA and NexPoint Advisors, L.P since September 2015. Prior to this role served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

46	Annual Report

ADDITIONAL INFORMATION (concluded)

December 31, 2017	NexPoint Credit Strategies Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since December 2015	Secretary of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, Highland Funds I and Highland Funds II since October 2017; Assistant Secretary of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of Highland Funds I and Highland Funds II from March 2017 to October 2017; Secretary of NexPoint Credit Strategies Fund since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NexPoint Credit Strategies Fund from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Latin American Opportunities Fund since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

(1)	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
(2)	The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, Highland Floating Rate Opportunities Fund (“FRO”), Highland Global Allocation Fund II (“GAFII”), NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act.
(3)	Independent Trustees are those who are not “interested persons” as that term is defined under Section 2(a)(19) of the Investment Company Act.
(4)	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Investment Adviser until his resignation in November 2014. As of September 30, 2017, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $880,000 from another affiliate of the Investment Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Investment Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.
In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Investment Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.
(5)	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

Annual Report	47

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, N.W.,

Suite 500

Washington, DC 20036-2652

This report has been prepared for shareholders of NexPoint Credit Strategies Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-866-351-4440 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 6-month period ended June 30, are available (i) without charge, upon request, by calling 1-866-351-4440 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.NexPointAdvisors.com.

On June 15, 2017, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-866-351-4440.

48	Annual Report

6201 15th Avenue

Brooklyn, NY 11219

NexPoint Credit Strategies Fund	Annual Report, December 31, 2017

www.nexpointadvisors.com	NHF-AR-1217

Item 2.	Code of Ethics.

(a)	NexPoint Credit Strategies Fund (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)	The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $280,500 for the fiscal year ended December 31, 2016 and $286,500 for the fiscal year ended December 31, 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $8,500 for the fiscal year ended December 31, 2016 and $8,500 for the fiscal year ended December 31, 2017. The nature of the services related to agreed-upon procedures, performed on the Registrant’s semi-annual financial statements, and the issuance of the auditors’ reports in connection with the Registrant’s 17F-2 security counts.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,150 for the fiscal year ended December 31, 2016 and $11,430 for the fiscal year ended December 31, 2017. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $399,500 for the fiscal year ended December 31, 2016 and $337,500 for the fiscal year ended December 31, 2017.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Timothy K. Hui

Bryan A. Ward

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NEXPOINT ADVISORS, L.P.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which HCMLP (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [        .com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and [        .com] by the Settlement Designee or by sending voting instructions to [        .com] and [        .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [___.com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.
(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.
(iii)	The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
(iv)	The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
(v)	The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).
(vi)	Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Fund will maintain a report of the vote and all relevant documentation.

The Fund shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.
(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.
(iii)	A copy of each proxy statement that the Company receives regarding Client securities. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.
(iv)	Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.
(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
(vi)	A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

[2]	If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the “SEC”) examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client’s securities. This Policy is, however, subject to change at any time without notice.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio manager, who is primarily responsible for the day-to-day management of the Registrant’s portfolio, is James Dondero.

James Dondero — Mr. Dondero has over 25 years of experience in credit markets. In addition to his role at NexPoint Advisors, L.P. (“NexPoint” or the “Adviser”), Mr. Dondero is the co-founder and President of Highland Capital Management, L.P. (“HCM”), founder and President of NexPoint, Chairman of the board of directors, Chief Executive Officer and member of the investment committee of NexPoint Residential Trust, Inc., President of NexPoint Capital, Inc., President of NexPoint Multifamily Capital Trust, Inc., director for American Banknote Corporation, director for Metro-Goldwyn-Mayer, Chairman of the board of directors for Cornerstone Healthcare, Chairman of the board of directors for CCS Medical, and Chairman of NexBank, an affiliated bank that is majority owned by Mr. Dondero. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding HCM in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a B.S. in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant. Mr. Dondero has also earned the right to use the Chartered Financial Analyst designation.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2017.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	8	$1,023.07	1	$94.86
Other Pooled Investment Vehicles:	2	$655.27	2	$655.27
Other Accounts:	—	$—	—	$—

Potential Conflicts of Interests

The Adviser is an affiliate of Highland Capital Management Fund Advisors, L.P. (“HCMFA”). The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Trust. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors, including HCM and its affiliates. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Highland has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland furnishes advisory services to numerous clients in addition to the Registrant, and Highland may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to Highland or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, Highland, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Highland includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” which includes future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, Highland will generally pursue the strategy that Highland believes will maximize value for Highland accounts overall (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may represent more than one part of an issuer’s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed. Highland may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Highland personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Highland personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee’s determination. A portfolio manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

NexPoint’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NexPoint, which may include the amount of assets supervised and other management roles within NexPoint. Base compensation is determined by taking into account current industry norms and market data to ensure that NexPoint pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, NexPoint does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NexPoint.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Registrant as of December 31, 2017.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
James Dondero	Over $1,000,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the NexPoint Credit Strategies Fund (the “Registrant”) or any “affiliated purchaser” during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities: $0

(2) All fees and/or compensation for securities lending activities and related services: $0

(3) Aggregate fees/compensation: $0

(4) Net income from securities lending activities: $0

(b)

The Registrant may lend up to 33 1/3% of the Registrant’s total assets held by State Street Bank and Trust Company (“State Street”) as custodian to certain qualified brokers, except those securities which the Registrant or the Advisor specifically identifies as not being available. By lending its investment securities, the Registrant attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Registrant. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Registrant receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is not disclosed in the Registrant’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Registrant and the Registrant does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between State Street, as the securities lending agent, and the Registrant.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT CREDIT STRATEGIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: March 8, 2018

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date: March 8, 2018